                                                                  Exhibit 10.43

             TENTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION TO
                         PLEDGE AND SECURITY AGREEMENT

                  TENTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION TO PLEDGE AND SECURITY AGREEMENT (this "Amendment"), dated as of June 12, 2000, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Original Borrowers"), the other Credit Parties (as defined in the Credit Agreement referred to below), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents") and BANKERS TRUST COMPANY, as Collateral Agent (in such capacity, the "Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Original Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to that certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, prior to the consummation of the CIGA Tender Offer (as defined below), Sheraton International, Inc. ("Sheraton International"), a Wholly-Owned Subsidiary of the Corporation, owned approximately seventy-three percent (73%) of the ordinary shares (collectively, the "Ordinary Shares") of CIGA Compagnia Italiana Grandi Alberghi S.p.A., an Italian company ("CIGA") and forty-seven percent (47%) of the saving shares (collectively, the "Saving Shares") of CIGA;

                  WHEREAS, Sheraton International has recently made and completed a tender offer for all of the remaining Ordinary Shares and Saving Shares of CIGA (the "CIGA Tender Offer") so that, after giving effect to the consummation of the CIGA Tender Offer, Sheraton International owned over ninety-nine percent (99%) of the Ordinary Shares of CIGA and over ninety-three percent (93%) of the Saving Shares of CIGA;

                  WHEREAS, since the consummation of the CIGA Tender Offer, Sheraton International has (i) converted the remaining issued and outstanding Saving Shares of CIGA into Ordinary Shares of CIGA and (ii) exercised certain "squeeze-out" rights by purchasing all of the then remaining issued and outstanding Ordinary Shares, so that after giving effect to the consummation of the matters described in this recital, Sheraton International now owns one hundred percent (100%) of the Ordinary Shares of CIGA and there are no remaining Saving

Shares of CIGA (all of the foregoing, together with the CIGA Tender Offer, referred to herein, collectively, as the "CIGA Stock Purchase Transaction");

                  WHEREAS, the Corporation and certain of its Subsidiaries also desire to enter into a bridge loan facility with Credit Lyonnais, in its individual capacity and as the arranging bank, and certain other lenders (collectively, the "CIGA Lenders") which bridge loan shall be (i) in the original principal amount of up to EUR 290,000,000 and (ii) incurred only to the extent that such Indebtedness is permitted under Section 9.04(xii) of the Credit Agreement and there is unused capacity in the Recourse Basket in said Section, subject, however, to the limitations set forth in this Amendment and in said
Section 9.04(xii) (all of the foregoing, collectively, the "CIGA Bridge Loan");

                  WHEREAS, the CIGA Bridge Loan requires, among other things, the following:

                      (i) that the Corporation create a new domestic special purpose entity that is a direct Wholly-Owned Domestic Subsidiary of Sheraton International (such special purpose entity being referred to as the "CIGA Borrower"), which new entity will be the borrower under the CIGA Bridge Loan;

                      (ii) that prior to the consummation of the CIGA Bridge Loan, Sheraton International shall contribute sixty-six percent (66%) of the Ordinary Shares of CIGA to the CIGA Borrower, so that after giving effect to such contribution (a) the CIGA Borrower shall own sixty-six percent (66%) of the issued and outstanding Ordinary Shares of CIGA and (b) Sheraton International shall continue to own no less than thirty-three percent (33%) of the issued and outstanding Ordinary Shares of CIGA;

                      (iii) that the CIGA Borrower shall pledge to the CIGA Lenders all of the CIGA Borrower's right, title and interest in and to the Ordinary Shares of CIGA;

                      (iv) that Sheraton International shall not pledge all or any portion of its right, title or interest in the remaining Ordinary Shares of CIGA to the Collateral Agent for the benefit of the Secured Creditors or any other Person;

                      (v) that the CIGA Borrower shall not be added as a Guarantor under the Credit Agreement; and

                      (vi) that the Corporation and Starwood REIT shall jointly and severally guaranty, on an unsecured basis, all of the obligations of the CIGA Borrower under the CIGA Bridge Loan (all of the transactions described in this and the following recital, together with the CIGA Stock Purchase Transaction and the CIGA Bridge Loan, being collectively referred to herein as the "CIGA Transactions");

                  WHEREAS, the Corporation and its Subsidiaries (i) incurred certain Revolving Loans under the Credit Agreement in connection with the consummation of the CIGA Tender Offer and the CIGA Stock Purchase Transaction, and (ii) intend to cause the CIGA Borrower to advance, distribute, pay as a Dividend, or loan to the Corporation and/or one or more of its Wholly-Owned Domestic Subsidiaries the Net Proceeds of the CIGA Bridge Loan, so that the Corporation may repay a portion of the then outstanding Revolving Loans;

                  WHEREAS, in connection with the consummation of the CIGA Transactions, the Corporation shall cause Sheraton International to pledge to the Collateral Agent for the benefit of the Secured Creditors all of Sheraton International's right, title and interest in the Capital Stock of the CIGA Borrower;

                  WHEREAS, the Corporation and its Subsidiaries desire to modify the phrase "senior notes" contained in the definition of "Permanent Senior Notes" under the Credit Agreement in order to clarify that such phrase includes, without limitation, other notes evidencing senior term loan facilities and other similar types of senior Indebtedness incurred or issued by the Corporation but only if any such Indebtedness otherwise satisfies the terms and provisions set forth in the proviso of the definition of Permanent Senior Notes;

                  WHEREAS, the Corporation and its Subsidiaries desire to modify certain requirements relating to the use of Net Proceeds of Permanent Senior Notes incurred or issued by the Corporation or the Corporate Borrowers under
Section 9.04(viii) of the Credit Agreement, so that the Net Proceeds of such Indebtedness shall not be required to repay the then outstanding Senior Secured Bridge Notes;

                  WHEREAS, the Corporation and its Subsidiaries also desire (i) to incur Indebtedness under Other Hedging Agreements which are non-speculative in nature, entered into in the ordinary course of business and reasonably necessary to hedge and protect against fluctuations in the Corporation's and its Subsidiaries' cash flow and earnings from changes in financial markets and (ii) to modify the definition of "Other Hedging Agreements" in order to clarify that such definition includes, without limitation, instruments to hedge and protect against fluctuations in the Corporation's and its Subsidiaries' cash flow and earnings from changes in financial markets;

                  WHEREAS, the Corporation and its Subsidiaries desire (i) the flexibility to create and incur Liens securing Indebtedness otherwise permitted under Section 9.04(xii) of the Credit Agreement (but only to the extent of the then unused capacity in the Recourse Basket) and (ii) to modify certain restrictions contained in Section 9.04(iv) relating to the incurrence of Capitalized Lease Obligations and Non-Recourse Indebtedness;

                  WHEREAS, the Corporation and its Subsidiaries desire the ability from time to time (but prior to June 30, 2001) to increase the Tranche II Term Loan Commitments by an aggregate amount up to $500 million, subject to the terms and conditions set forth herein; and

                  WHEREAS, in connection with (i) the CIGA Transactions, (ii) the Other Hedging Agreements, and (iii) the other matters described in the preceding recitals, the Borrowers request certain modifications to provisions in the Credit Agreement and the Credit Documents and certain waivers from restrictions set forth in certain sections of the Credit Agreement and the Credit Documents in order to permit the Corporation and its Subsidiaries to enter into the CIGA Transactions, the Other Hedging Agreements and the other matters described herein, and to consummate all of the other transactions contemplated therein, in each case, subject to all of the terms and provisions herein contained and only to the extent set forth below.

                  NOW, THEREFORE, it is agreed:

                  I. Waivers, Amendments and Agreements with Respect to the Credit Agreement.


                  SECTION  1. CIGA Transactions.

                      (a) Consent. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, the Lenders hereby consent to the Corporation and its Subsidiaries creating the CIGA Borrower as a new domestic special purpose entity that is a direct Wholly-Owned Domestic Subsidiary of Sheraton International and entering into and consummating the CIGA Bridge Loan, the CIGA Stock Purchase Transactions and the other transactions specifically required in order to consummate any of the foregoing, in each case, (i) subject to the terms and provisions of this Amendment and (ii) so long as no Specified Default and no Event of Default then exists; provided that, with respect to the CIGA Bridge Loan, the CIGA Bridge Loan shall be repaid in full on or prior to June 30, 2002.

                      (b) CIGA Borrower Not Required as Guarantor; Pledge and Security Agreement Collateral; Sections 8.13, 8.15, 9.16(b). Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents (including without limitation, Sections 8.13, 8.15 and 9.16(b) of the Credit Agreement), the Corporation and its Subsidiaries shall be permitted to do the following, subject to the limitations set forth herein:

                              (i) the CIGA Borrower shall not be required to
pledge any of its right, title or interest in the Ordinary Shares of CIGA to the Collateral Agent for the benefit of the Secured Creditors and may instead pledge up to sixty-six percent (66%) of such Ordinary Shares to the CIGA Lenders;

                              (ii) Sheraton International shall not be required
to pledge all or any portion of its right, title or interest in the remaining Ordinary Shares of CIGA to any Person; and

                              (iii) the CIGA Borrower shall not be required to
be a Guarantor under the Credit Agreement or to satisfy the requirements of Sections 8.13, 8.15 or clause (y) of the proviso of Section 9.16(b) thereof;

provided that (x) promptly after the creation of the CIGA Borrower, Sheraton International shall be required to pledge all of its right, title and interest in, to and under the Capital Stock of the CIGA Borrower to the Collateral Agent for the benefit of the Secured Creditors and (y) if at any time the CIGA Bridge Loan does not prohibit the CIGA Borrower and/or Sheraton International from pledging all or any portion of their respective interests in the Capital Stock of CIGA to the Collateral Agent for the benefit of the Secured Creditors, the CIGA Borrower and/or Sheraton International, as the case may be, shall promptly pledge to the Collateral Agent for the benefit of the Secured Creditors that portion of such Capital Stock that is not then pledged to the Collateral Agent for the benefit of the Secured Creditors and that is no longer prohibited from being pledged under the CIGA Bridge Loan; provided further that, promptly after the earlier to occur of (1) June 30, 2002 and (2) the date upon which the CIGA Bridge Loan is repaid in full (the

"CIGA Loan Outside Date"), (x) the preceding clauses (b)(i), (b)(ii) and
(b)(iii) shall no longer apply, (y) the CIGA Borrower shall execute and deliver counterparts of the supplements to the Guaranty and Pledge and Security Agreement and take such other actions as may be required under said Guaranty, Pledge and Security Agreement and the provisions of Section 9.16 of the Credit Agreement, including, without limitation, pledging all of its interest in the Capital Stock of CIGA and (z) all of the Capital Stock of CIGA owned by the Corporation or any other Subsidiary that is not already pledged to the Collateral Agent shall be pledged to the Collateral Agent for the benefit of the Secured Creditors in accordance with the applicable provisions of Sections 8.13,
8.14 and 9.16 of the Credit Agreement; provided that, in the case of any required pledge of Capital Stock of CIGA, such pledge shall be required only to the extent that such pledge (1) is required under Section 2 of the Pledge and Security Agreement without regard to the provisions of this Amendment, (2) is not prohibited under the laws of Italy and (3) shall not cause any material adverse Federal income tax consequences to the Credit Parties.

                      (c) Liens; Section 9.01. Section 9.01 of the Credit Agreement shall be amended by (i) deleting the last reference to the word "and" in clause (xvii), (ii) replacing the period at the end of clause (xviii) in said Section with the following word "; and", and (iii) inserting, immediately after clause (xviii) thereof, the following new clause (xix):

                       "(xix) so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, Liens on Assets of the Corporation or any of its Subsidiaries (other than Assets constituting Collateral) securing any Indebtedness permitted under Section 9.04(xii), provided that, prior to the incurrence of any such Indebtedness, the Corporation shall deliver a certificate to the Paying Agent establishing compliance with the financial covenants contained in Sections 9.08 through 9.11, inclusive, and Section 9.23, for the Reference Period, on a Pro Forma Basis."

                      (d) Indebtedness; Section 9.04. Section 9.04(vii) of the Credit Agreement is hereby amended by inserting, immediately after the phrase "to the extent permitted by Section 9.05(viii)," the following: "or Section 9.05(xvii)."

                      (e) Advances, Investments and Loans; 9.05(xvii). Section
9.05 of the Credit Agreement is hereby amended by (i) deleting the last reference to the word "and" in clause (xv) thereof, (ii) deleting the period at the end of clause (xvi) in said Section and inserting the following word "; and" in its place, and (iii) inserting, immediately after clause (xvi) of said Section, the following new clause (xvii);

                       "(xvii) Subject to Section 9.03, so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, in addition to any other investments permitted hereunder, the Corporation and its Subsidiaries shall be permitted to do any of the following: (A) create and establish the CIGA Borrower and, in connection therewith, acquire all of the Capital Stock of the CIGA Borrower, (B) so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, make one or more contributions to the CIGA Borrower of up to sixty-six percent (66%) of the Ordinary Shares of CIGA, and (C)(i) so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, the CIGA Borrower may make one or more intercompany loans, distributions (in addition to, and not in limitation of, the payment of any Dividends to the extent permitted under Section 9.03 hereof) and advances of cash to Sheraton International in an aggregate amount not to exceed the principal amount borrowed by the CIGA Borrower under the CIGA Bridge Loan, and, so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, Sheraton International may repay any such distributions, advances and loans (together with any interest due thereon) so long as the proceeds of such distributions, advances and loans are promptly used to repay any amounts due under the CIGA Bridge Loan and (ii) so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, Sheraton International may make one or more distributions, advances, intercompany loans and such other Investments in or to CIGA Borrower as may be reasonably required (after giving effect to any payments made (or to be made) to the CIGA Borrower under preceding clause (C)(i)) for the following: (x) to pay any amounts due under the CIGA Bridge Loan so long as such amounts are promptly used for such purpose and (y) for the ordinary working capital of CIGA Borrower so long as (i) such amounts are not further distributed, advanced or loaned to CIGA or any other Subsidiary of the CIGA Borrower and (ii) any such Investment otherwise complies with Section 9.26; and provided that all intercompany loans and advances made pursuant to this clause (xvii) shall be subject to the provisions of validly executed Subordination Agreements as required by the last paragraph of Section 9.04."

                      (f) Certain Restrictions on Subsidiaries; Section 9.13.
Section 9.13 of the Credit Agreement is amended by (i) deleting the word "and" immediately preceding clause (xiii) thereof and replacing said word with a comma and (ii) inserting, immediately after the last word of clause (xiii), the following:

                       ", and (xiv) restrictions (and, under certain circumstances, prohibitions) contained in any of the documents evidencing, securing or otherwise relating to the CIGA Bridge Loan, with respect to (A) the payment or distribution of any Dividends, (B) the making of any intercompany loans or advances or (C) the transfer of any property or Assets, in each case, by the CIGA Borrower to Sheraton International if such prohibition or restriction arises only (x) after the occurrence (but only during the existence) of an event of default under the CIGA Bridge Loan (which event of default does not arise (i) solely as a result of the breach of a covenant prohibiting the taking of any of the actions described in preceding clauses (A), (B) or (C) (unless such action would cause a breach of a financial covenant described in the following clause (y), in which case, said clause
                       (y) shall apply) or (ii) as a result of a breach of a financial covenant (except a financial covenant described in following clause (y))) or (y) if the taking of any of the actions described in preceding clauses (A), (B) or (C) would cause a default under the CIGA Bridge Loan in respect of a financial covenant described in Annex I attached hereto so long as such financial covenant is not more restrictive vis-a-vis the CIGA Borrower or Sheraton International than the financial covenants described in Annex I attached hereto with no changes or modifications thereto, except for immaterial changes or modifications approved by the Lead Agents."

                      (g) Section 9.26; CIGA Transactions Restrictions. Section 9 of the Credit Agreement is amended by inserting, immediately after the last Section thereof, the following new Section 9.26:

                       "9.26 CIGA Transactions Restrictions. (a) The CIGA Borrower shall own no Assets other than (i) its ownership interest in CIGA in an amount up to sixty-six percent (66%) of the Ordinary Shares of CIGA and (ii) cash and Cash Equivalents held for general corporate and administrative purposes or otherwise in the ordinary course of the CIGA Borrower's business (but in no event shall the CIGA Borrower hold cash or Cash Equivalents in an amount in excess of $5,000,000 (such amount, the "CIGA Borrower Working Capital Amount") for a period longer than five (5) consecutive Business Days); (b) the CIGA Borrower shall not acquire any Assets (other than as described in preceding clause (a)) without the prior written consent of the Required Lenders;
                       (c) no Capital Stock of CIGA (other than the Ordinary Shares of CIGA owned by the CIGA Borrower as described in preceding clause
                       (A) which, subject to certain terms and conditions set forth in the Tenth Amendment, may be pledged to the CIGA Lenders) shall be pledged or encumbered (other than to the Collateral Agent for the benefit of the Secured Creditors); and (d) all obligations under the CIGA Bridge Loan shall be repaid in full on or prior to the CIGA Loan Outside Date, except as such outside date may be otherwise extended with the prior written consent of the Required Lenders."

                  SECTION 2. Permanent Senior Notes and Other Permitted Indebtedness.

                      (a) Indebtedness; Section 9.04(viii)(A). Clause (I) of
Section 9.04(viii)(A)(3) of the Credit Agreement shall be amended and restated to read as follows:

                       "(I) first, to repay the then outstanding Senior Secured Bridge Notes in such amounts, if any, as the Corporation shall determine, in its sole and absolute discretion,".

                      (b) Definitions; Section 11.01. The definition of "Permanent Senior Notes" contained in Section 11 of the Credit Agreement is hereby amended by (i) inserting, immediately after the words "senior notes of the Corporation or the Corporate Borrowers", the following:

                       "and other notes evidencing senior term loan facilities and other similar types of senior Indebtedness incurred or issued by the Corporation or the Corporate Borrowers",

(ii) deleting the words "those provided in the Senior Secured Bridge Notes" in clause (I) of subsection (a) of the proviso of said definition and replacing same with the words "February 23, 2003", (iii) inserting, immediately after the parenthetical contained in clause (II) of the proviso of said definition, the following words ", but excluding the terms and provisions relating to interest rates, fees and other similar pricing provisions,", and (iv) deleting the words "the Senior Secured Bridge Notes" in said clause (II) and replacing same with the words "this Credit Agreement."

                  SECTION  3. Other Hedging Agreements.

                      (a) Indebtedness; Section 9.04. Section 9.04(iii) of the Credit Agreement is amended by inserting, immediately after the last word thereof, the following:

                       "or any Indebtedness under Other Hedging Agreements which are non-speculative in nature, entered into in the ordinary course of business and determined by the Corporation to be reasonably necessary to hedge and protect against fluctuations in the Corporation's and/or its

                       Subsidiaries' cash flow and earnings from changes in financial markets."

                      (b) Investments; Section 9.05. Section 9.05(iv) of the Credit Agreement is hereby amended by inserting, immediately after the phrase "enter into Interest Rate Protection Agreements," the following: "or Other Hedging Agreements".

                      (c) Definitions; Section 11.01. The definition of "Other Hedging Agreement" contained in Section 11 of the Credit Agreement is hereby amended by (i) inserting, immediately after the last word of such definition, the following:

                       "or instruments to hedge and protect against fluctuations in the Corporation's and/or its Subsidiaries cash flow and earnings from changes in financial markets".

                  SECTION 4. Non-Recourse Indebtedness; Section 9.04(iv).
Section 9.04(iv) of the Credit Agreement is amended by (x) deleting all of the words contained in clauses (i) and (iv) of said Section 9.04(iv) and (y) inserting in their place, in each case, the term "[Intentionally Deleted]".

                  SECTION 5. Advances, Investments and Loans; Section 9.05(xiv).
Section 9.05(xiv) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" therefrom and inserting "$100,000,000" in its place.

                  SECTION 6. Technical Amendments; Section 9.04(xii). Section 9.04(xii) of the Credit Agreement is hereby further amended by (i) modifying and deleting the reference to "Section 4.02(e)" in clause (b) of the proviso of said
Section 9.04(xii) and inserting in its place "Section 4.02(d)" and (ii) inserting, immediately after the phrase "additional Indebtedness of the Corporation and any of its Subsidiaries" in said Section 9.04(xii), the following:

                       "(without duplication of any amounts guaranteed by or with recourse to one or more obligors and/or guarantors)".

                  SECTION 7. New Commitments.

                      (a) Without limiting the provisions of Section 7(b) below, each of the Corporation and Starwood REIT confirms to the Lenders that it has not heretofore obtained, and it has no further right to obtain, any New Tranche II Term Loan Commitments, New Revolving Loan Commitments or New Commitments, in each case, under, and as defined in, the Fourth Amendment.

                      (b) The Lenders agree that, at any time and from time to time on or prior to June 30, 2001, the Borrowers shall have the right to increase the Tranche II Term Loan Commitments (each such increase, a "New Tranche II Term Loan Commitment" or a "New Commitment") as more fully described below, by an aggregate amount of up to $500,000,000 by notice (a "New Commitment Notice") to the Administrative Agents given at least 3 Business Days before the respective New Commitment Effective Date (as defined below) and upon the following terms and conditions:

                      (i) on each date upon which any New Tranche II Term Loan Commitment becomes effective in accordance with the terms of the respective Assumption Agreement described in clause (ii) below (each such date, a "New Commitment Effective Date"), no Specified Default and no Event of Default shall be in existence (and no Specified Default and no Event Default shall result therefrom);

                      (ii) on or prior to each New Commitment Effective Date, each Lender (which may be an existing Lender or a new Lender) furnishing a New Commitment shall have executed and delivered to the Paying Agent an Assumption Agreement in the form of Annex II attached to this Amendment with respect to the New Commitments of such Lender (each an "Assumption Agreement"), appropriately completed to the reasonable satisfaction of the Paying Agent (and with such modifications as may be approved by the Paying Agent);

                      (iii) the consent of the Paying Agent (which consent shall not to be unreasonably withheld or delayed) shall be required to each Lender which furnishes one or more New Commitments and the assumption of such New Commitments shall otherwise be made in compliance with the relevant requirements expressed in Section 13.04(b) of the Credit Agreement with respect to assignments (including, without limitation that the respective entity assuming any New Commitments shall be an Eligible Transferee, compliance with the minimum amounts provided in Section 13.04(b) and the requirement that the Paying Agent receive the fees provided in said Section 13.04(b));

                      (iv) on each New Commitment Effective Date, additional Tranche II Term Loans shall be extended pursuant to the New Commitments;

                      (v) based on the information contained in the respective Assumption Agreement, and consistent with the requirements set forth above, on each New Commitment Effective Date Schedule I-A and Schedule II to the Credit Agreement shall be deemed amended accordingly;

                      (vi) each Lender furnishing a New Tranche II Term Loan Commitment shall, on the respective New Commitment Effective Date, make Tranche II Term Loans to the Corporate Borrowers, consistent with the manner provided in
Section 1.01 of the Credit Agreement, in an aggregate principal amount equal to the New Tranche II Term Loan Commitment of such Lender (which New Tranche II Term Loan Commitment shall terminate immediately after giving effect to such funding);

                      (vii) notwithstanding anything to the contrary contained in the Credit Agreement, each Borrowing of Tranche II Term Loans outstanding pursuant to the Credit Agreement at any time after the first date upon which any New Tranche II Term Loans are extended shall consist exclusively of either (x) Existing Tranche II Term Loans (with each Lender which holds any outstanding Existing Tranche II Term Loans to participate proportionately in each outstanding Borrowing of Existing Tranche II Term Loans) or (y) New Tranche II Term Loans (with each Lender which holds any outstanding New Tranche II Term Loans to participate proportionately in each outstanding Borrowing of New Tranche II Term Loans); provided that the New Tranche II Term Loans made by each Lender at any time after the first New Commitment Effective Date pursuant to which New Tranche II Term Loans are extended shall (1) be allocated proportionately to each Borrowing of New Tranche II Term Loans then outstanding (based upon the relative aggregate principal amounts of each such Borrowing), (2) bear interest at the same rates as are applicable thereto and (3) to the extent the amount so added to any such Borrowing is in respect of a Borrowing of Eurodollar Loans with an Interest Period which began prior to, and ends after, the respective New Commitment Effective Date, the Borrowers and such Lender may agree, as between themselves, for the payment of any amounts to the respective Lender to compensate it for extending the respective Tranche II Term Loans during an existing Interest Period;

                      (viii) on or prior to each New Commitment Effective Date, but subject to the provisions of Section 1.06(j) of the Credit Agreement, the Corporate Borrowers shall execute and deliver to each Lender furnishing a New Tranche II Term Loan Commitment a Tranche II Term Note payable to the order of such Lender in the stated amount equal to such New Tranche II Term Loan Commitment (in each case appropriately completed);

                      (ix) notwithstanding anything to the contrary contained in the Credit Agreement, the following provisions shall govern:

                              (A) each Interim Tranche II Scheduled Repayment
shall be applied only to the repayment of Existing Tranche II Term Loans on a pro rata basis (based upon the then outstanding amount of Existing Tranche II Term Loans);

                              (B) on each New Commitment Effective Date, the
Final Tranche II Scheduled Repayment shall be increased by the aggregate amount of the New Tranche II Term Loan Commitments furnished on such New Commitment Effective Date;

                              (C) on the Tranche II Maturity Date, all then
outstanding Tranche II Term Loans (including all then outstanding Existing Tranche II Term Loans and all New Tranche II Term Loans) shall be repaid in full;

                              (D) in connection with any voluntary prepayment of
Tranche II Term Loans by any Borrower under Section 4.01(v) of the Credit Agreement, such Borrower shall designate in the notice described in Section 4.01(i) of the Credit Agreement whether Existing Tranche II Term Loans and/or New Tranche II Term Loans shall be prepaid and, if applicable, the amount of Existing Tranche II Term Loans and/or New Tranche II Term Loans being so repaid, and the respective voluntary prepayment shall be applied to the Existing Tranche II Term Loans and/or New Tranche II Term Loans in accordance with such designation (with each Lender holding Existing Tranche II Term Loans or New Tranche II Term Loans, as the case may be, to receive its share of such prepayment on a pro rata basis, based upon the relative amounts of Existing Tranche II Term Loans or New Tranche II Term Loans, as the case may be, held by the various Lenders);

                              (E)(1) each voluntary prepayment of New Tranche II
Term Loans shall apply to reduce the then remaining Final Tranche II Scheduled Repayment, with the entire amount of such prepayment to be so applied only to the repayment of New Tranche II Term Loans on a pro rata basis (based on the then outstanding amount of New Tranche II Term Loans) and (2) each voluntary prepayment of Existing Tranche II Term Loans shall apply to reduce the then remaining Tranche II Scheduled Repayments on a pro rata basis (based upon the then remaining amounts of such Tranche II Scheduled Repayments, after giving effect to all prior reductions thereto, but for purposes of such calculation reducing the Final Tranche II Scheduled Repayment by the aggregate principal amount of New Tranche II Term Loans then outstanding), with the entire amount of such prepayment to be applied only to the repayment of Existing Tranche II Term Loans on a pro rata basis (based upon the then outstanding amount of Existing Tranche II Term Loans);

                              (F) if on any date any amount to be applied
pursuant to the provisions of Section 4.02(h) of the Credit Agreement is to be applied (x) to reduce any Interim Tranche II Scheduled Repayments, the amount to be so applied shall be applied only to the repayment of Existing Tranche II Term Loans on a pro rata basis (based upon the then outstanding amount of Existing Tranche II Term Loans) or (y) to reduce the Final Tranche II Scheduled Repayment, the amount to be so applied shall be applied as follows: (1) an amount equal to (x) the amount to be applied to reduce the Final Tranche II Scheduled Repayment at such time multiplied by (y) the Existing Tranche II Term Loan Percentage shall be applied to the repayment of the Existing Tranche II Term Loans on a pro rata basis (based on the then outstanding amount of Existing Tranche II Term Loans) and (2) the balance shall be applied to the payment of the New Tranche II Term Loans on a pro rata basis (based on the then outstanding amount of New Tranche II Term Loans); and

                              (G) on the date of each repayment of outstanding
Tranche II Term Loans (excluding any repayment in full of all then outstanding Tranche II Term Loans) the respective repayments of principal shall be allocated amongst the then outstanding Borrowings in a manner consistent with the foregoing requirements of this clause (ix).

                  Notwithstanding anything to the contrary contained above or elsewhere in this Tenth Amendment, it is acknowledged and agreed that no Lender shall be required to provide any New Commitment, except to the extent agreed in writing by such Lender with the Borrowers (with each Lender being entitled in its sole discretion not to furnish any New Commitment).

                  Without limiting the representations and warranties contained in the Credit Agreement (which are made on the date of the occurrence of each Credit Event), the Borrowers represent and warrant that all extensions of credit pursuant to the New Commitments (or which would be in excess of the amount permitted pursuant to the Credit Agreement in the absence of the New Commitments), shall in each case be permitted to be incurred pursuant to clause
(a) or clause (i) of the second paragraph, or pursuant to the first paragraph, of Section 5.9 of the Senior Secured Bridge Note Agreement (so long as same is in effect) and that the Liens securing such extensions of credit are permitted in accordance with Section 5.12 of the Senior Secured Bridge Note Agreement (so long as same remains in effect).

                      (c) The Credit Agreement is hereby amended by adding, immediately after the end of Section 1.18 thereof, the following new provision:

                                "1.19. Special Provisions Applicable to
                       Tranche II Term Loans. At any time after the first New Commitment Effective Date as contemplated by the Tenth Amendment, it is acknowledged and agreed that, with respect to Tranche II Term Loans, the provisions of this Section 1 shall be subject to the overriding rules provided in
                       Section 7 of the Tenth Amendment (including, without limitation, as to the fact that Borrowings of Tranche II Term Loans will consist exclusively of either Existing Tranche II Term Loans or New Tranche II Term Loans)."

                      (d) The Credit Agreement is hereby amended by inserting, immediately after the end of Section 4.04 thereof, the following new provision:

                                "4.05. Special Provisions with respect to
                       Tranche II Term Loans. At any time after the first New Commitment Effective Date as contemplated by the Tenth Amendment, it is acknowledged and agreed that, with respect to Tranche II Term Loans, the provisions of preceding Sections 4.01 through 4.03, inclusive, shall be subject to the overriding rules provided in
                       Section 7 of the Tenth Amendment (including, without limitation, as to the fact that repayments of Tranche II Term Loans shall be allocated amongst the Existing Tranche II Term Loans and New Tranche II Term Loans on the basis provided in said Section 7 of the Tenth Amendment, with all Interim Tranche II Scheduled Repayments to be allocated exclusively to the Existing Tranche II Term Loans)."

                      (e) Section 8.01(e) of the Credit Agreement is hereby amended by inserting, immediately after the words "Fourth Amendment," the words "or Tenth Amendment."

                      (f) Section 9.04 of the Credit Agreement is hereby amended by deleting the second sentence of the first paragraph immediately following
Section 9.04(xvi) of the Credit Agreement.

                      (g) The second proviso in clause (iii) of Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the words "the Fourth Amendment" and replacing the same with the words "the Tenth Amendment," and (ii) deleting the words "exceeds the New Commitment Amount" and replacing same with following the words "exceeds the aggregate proceeds of New Tranche II Term Loans actually made pursuant to New Tranche II Term Loan Commitments furnished under the Tenth Amendment."

                      (h) The definition of "New Commitment Amount" set forth in
Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the first reference to the words "the Fourth Amendment" therein and replacing same with the words "the Tenth Amendment" and (ii) amending and restating clause (ii) of the proviso of said definition to read as follows:

                       "(ii) the funding thereof required pursuant to clause
                       (vi) of Section 7(b) of the Tenth Amendment, has actually occurred."

                      (i) Section 9.04(viii)(B) of the Credit Agreement is amended by inserting, immediately after the words "pursuant to Section 9.04(xiv)" in clause (z) thereof, the following:

                       ", the aggregate proceeds of Tranche II Term Loans actually made pursuant to New Tranche II Term Loan Commitments furnished under, or as contemplated by, the Tenth Amendment,".

                      (j) Section 9.04(xiv) of the Credit Agreement is amended by inserting, immediately after the words "pursuant to Section 9.04(viii)(B)" in clause (z) thereof, the following:

                       ", the aggregate proceeds of Tranche II Term Loans actually made pursuant to New Tranche II Term Loan Commitments furnished under, or as contemplated by, the Tenth Amendment,".

                      (k) Section 9.14(c) of the Credit Agreement is amended by inserting, immediately after the words "pursuant to Sections 9.04(viii)(B) and 9.04(xiv)" in clause (y) thereof, the following:

                       "and the aggregate proceeds of Tranche II Term Loans actually made pursuant to New Tranche II Term Loan Commitments furnished under, or as contemplated by, the Tenth Amendment."

                      (l) Exhibit M to the Credit Agreement is hereby amended by
(i) inserting the following new paragraph numbered 8 immediately at the end of paragraph numbered 7 thereof:

                                "8. If the assignment effected hereby
                       involves any Tranche II Term Loans, as more fully provided in Section 7 of the Tenth Amendment, the Assignee hereby acknowledges and agrees that, to the extent provided in said Section 7, various repayments of outstanding Tranche II Term Loans shall be allocated to the Existing Tranche II Term Loans and not to the New Tranche II Term Loans. The Assignee is aware that Section 7 of the Tenth Amendment provides certain overriding provisions with respect to the Existing Tranche II Term Loans and the New Tranche II Term Loans and, if the assignment effected hereby involves any Tranche II Term Loans, the Assignee is familiar with the terms thereof. Furthermore, the Assignee agrees to keep records of its outstanding New Tranche II Term Loans as opposed to the outstanding principal of its Existing Tranche II Term Loans, if any, and agrees that if it makes any assignment or participation of any Tranche II Term Loans it shall clearly provide in the relevant documentation whether (and to what extent) the assignment is of Existing Tranche II Term Loans and/or New

                       Tranche II Term Loans and shall inform the assignee or participant, as the case may be, of the provisions of
                       Section 7 of the Tenth Amendment."

and (ii) modifying Section 4 of Annex I thereto by (x) deleting the heading "Outstanding Principal of Tranche II Term Loans" appearing therein and by inserting in lieu thereof the heading "Outstanding Principal of Existing Tranche II Term Loans" and adding a new column, immediately to the right of the two existing columns appearing therein, as set forth below:

         "Outstanding Principal of New Tranche II Term Loans
                  $ -----------
                    -----------%
                  $ ------------".

                      (m) As used herein, the following terms shall have the following meanings:

                      (i) "Existing Tranche II Term Loans" means, collectively all Tranche II Term Loans (other than any New Tranche II Term Loans).

                      (ii) "Existing Tranche II Term Loan Percentage" means, as of any determination date, the fraction (expressed as a percentage) where the numerator is the aggregate amount of Existing Tranche II Term Loans outstanding as of such date less the aggregate principal amount thereof which are then scheduled to be repaid prior to the Tranche II Maturity Date pursuant to one or more Interim Tranche II Scheduled Repayments, and the denominator is the sum of the numerator and the aggregate amount of New Tranche II Term Loans outstanding as of such date.

                      (iii) "Final Tranche II Scheduled Repayment" means the Tranche II Scheduled Repayment of $550 million as set forth in Section 4.02(b)(ii) of the Credit Agreement due on the Tranche II Maturity Date, as the same may have been reduced pursuant to Sections 4.01 and 4.02(c) through (j), inclusive, of the Credit Agreement and increased pursuant to Section 7(b)(ix) of this Amendment.

                      (iv) "Interim Tranche II Scheduled Repayments" means, collectively, the Tranche II Scheduled Repayments (other than the Final Tranche II Scheduled Repayment).

                      (v) "New Tranche II Term Loans" means, collectively, any Tranche II Term Loans actually made pursuant to the New Tranche II Term Loan Commitments furnished under this Amendment.

                  SECTION 8. Certificates by Other Officers; Sections 8.01 and
8.07. Each of Sections 8.01(a), (b) , and (e) and Section 8.07 of the Credit Agreement shall be amended by (i) deleting the first parenthetical immediately after each occurrence of the phrase "the chief financial officer of the Corporation" in such Sections, and (ii) inserting in lieu thereof the following parenthetical in each such Section:

                       "(or by the Vice President, Finance & Treasurer or Senior Vice President and Corporate Controller of the Corporation)".

                  SECTION 9. Certain Definitions. The following new definitions shall be inserted in proper alphabetical order in Section 11.01:

                  "Assumption Agreement" has the meaning specified in the Tenth Amendment.

                  "CIGA Borrower" shall have the meaning specified in the Tenth Amendment.

                  "CIGA Borrower Working Capital Amount" shall have the meaning specified in Section 9.26.

                  "CIGA Bridge Loan" shall have the meaning specified in the Tenth Amendment.

                  "CIGA Lender" shall have the meaning specified in the Tenth Amendment.

                  "CIGA Loan Outside Date" shall have the meaning specified in the Tenth Amendment.

                  "CIGA Tender Offer" shall have the meaning specified in the Tenth Amendment.

                  "CIGA Transactions" shall have the meaning specified in the Tenth Amendment.

                  "Existing Tranche II Term Loans" has the meaning specified in the Tenth Amendment.

                  "Existing Tranche II Term Loan Percentage" has the meaning specified in the Tenth Amendment.

                  "Final Tranche II Scheduled Repayment" has the meaning specified in the Tenth Amendment.

                  "Interim Tranche II Scheduled Repayments" has the meaning specified in the Tenth Amendment.

                  "New Commitment" has the meaning specified in the Tenth Amendment.

                  "New Commitment Effective Date" has the meaning specified in the Tenth Amendment.

                  "New Commitment Notice" has the meaning specified in the Tenth Amendment.

                  "New Tranche II Term Loan Commitment" has the meaning specified in the Tenth

                   Amendment.

                  "New Tranche II Term Loans" has the meaning specified in the Tenth Amendment.

                  "Ordinary Shares" shall have the meaning specified in the Tenth Amendment.

                  "Saving Shares" shall have the meaning specified in the Tenth Amendment.

                  "Sheraton International" shall mean Sheraton International, Inc., a Delaware corporation and a Wholly-Owned Domestic Subsidiary of the Corporation.

                  "Tenth Amendment' shall mean that certain Tenth Amendment to Credit Agreement, dated as of June 12, 2000.

                  "Tenth Amendment Effective Date" shall mean the date upon which the Tenth Amendment becomes effective in accordance with its terms.

                  "Tranche II Term Loan Percentage" has the meaning specified in the Tenth Amendment.

                  II. Modification of Pledge and Security Agreement.

                  The parties hereto acknowledge and agree that, so long as (and only for so long as) (i) the Capital Stock of CIGA is not required to be pledged to the Secured Creditors in accordance with this Amendment and (ii) the Capital Stock of the Restricted Vistana Subsidiaries is not required to be pledged to the Secured Creditors in accordance with the Ninth Amendment, such Capital Stock of CIGA and the Capital Stock of the Restricted Vistana Subsidiaries, as the case may be, shall not be required to be pledged under the Pledge and Security Agreement.

                  III. Miscellaneous Provisions

                  A. Each Guarantor and each Borrower, by their signatures below, hereby confirms that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Amendment (including, without limitation, all extensions of credit pursuant to the New Commitments furnished from time to time as contemplated by this Amendment) and (y) the Pledge and Security Agreement (as modified by this Amendment) shall remain in full force and effect as security for the obligations under the Credit Agreement, as modified and amended by this Amendment (including without limitation all extensions of credit pursuant to the New Commitments furnished from time to time as contemplated by this Amendment) and the Guaranty.

                  B. The Corporation represents to the Lenders that, on the Tenth Amendment Effective Date, after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and
(ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents, as modified hereby, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Tenth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

                  E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  F. This Amendment shall become effective on the date (the "Tenth Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent (or its designee).

                  G. From and after the Tenth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  H. The Borrowers hereby covenant and agree that, so long as the Tenth Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Tenth Amendment Effective Date or (y) 12:00 p.m. (New York time) on Thursday, June 29, 2000 (the "Outside Date"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee in an amount equal to 5.0 basis points (0.05%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Tenth Amendment Effective Date, which fees shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the fifth Business Day following the Outside Date.




                 [ANNEX I, ANNEX II AND SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


         STARWOOD HOTELS & RESORTS
         WORLDWIDE, INC., a Maryland corporation

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Executive Vice President & CFO


         STARWOOD HOTELS & RESORTS,
         a Maryland real estate investment trust

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Vice President, Chief Financial
                     Officer and Chief Accounting
                     Officer


         SLT REALTY LIMITED PARTNERSHIP,
         a Delaware limited partnership

         By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Vice President, Chief Financial
                     Officer and Chief Accounting
                     Officer


         ITT CORPORATION, a Nevada corporation

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Executive Vice President & CFO


         STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Executive Vice President & CFO


                       [Signature Page to Tenth Amendment]

         CHARLESTON HOTEL ASSOCIATES, LLC,
         a New Jersey limited liability company,

         CRYSTAL CITY HOTEL ASSOCIATES, LLC,
         a New Jersey limited liability company,

         LONG BEACH HOTEL ASSOCIATES, LLC,
         a New Jersey limited liability company,

         SANTA ROSA HOTEL ASSOCIATES, LLC,
         a New Jersey limited liability company,

         SLT ALLENTOWN LLC,
         a Delaware limited liability company,

         SLT ARLINGTON LLC,
         a Delaware limited liability company,

         SLT ASPEN DEAN STREET, LLC,
         a Delaware limited liability company,

         SLT BLOOMINGTON LLC,
         a Delaware limited liability company,

         SLT DANIA LLC,
         a Delaware limited liability company,

         SLT DC MASSACHUSETTS AVENUE, LLC,
         a Delaware limited liability company,

         SLT INDIANAPOLIS LLC,
         a Delaware limited liability company,

         SLT KANSAS CITY LLC,
         a Delaware limited liability company,

         SLT LOS ANGELES LLC,
         a Delaware limited liability company,

         SLT MINNEAPOLIS LLC,
         a Delaware limited liability company,

         SLT PALM DESERT LLC,
         a Delaware limited liability company,

         SLT PHILADELPHIA LLC,
         a Delaware limited liability company,

         SLT REALTY COMPANY, LLC,
         a Delaware limited liability company,

         SLT SAN DIEGO LLC,
         a Delaware limited liability company,

         SLT SOUTHFIELD LLC,
         a Delaware limited liability company,

         SLT ST. LOUIS LLC,
         a Delaware limited liability company,

         SLT TUCSON LLC,
         a Delaware limited liability company,

         STARLEX LLC,
         a New York limited liability company,

         STARWOOD ATLANTA II LLC,
         a Delaware limited liability company,

         STARWOOD ATLANTA LLC,
         a Delaware limited liability company,

         STARWOOD MISSION HILLS, L.L.C.,
         a Delaware limited liability company,

         STARWOOD NEEDHAM LLC,
         a Delaware limited liability company,

         STARWOOD WALTHAM LLC,
         a Delaware limited liability company,

         By:      SLT Realty Limited Partnership,
                  a Delaware limited partnership, the managing member of each of the above listed entities

                  By:      Starwood Hotels & Resorts,
                           a Maryland real estate investment trust,
                           its general partner

         By:  /s/ Ronald C. Brown
             ---------------------------------------
              Name:  Ronald C. Brown
              Title: Vice President, Chief Financial
                     Officer and Chief Accounting
                     Officer

         BW HOTEL REALTY, LP,
         a Maryland limited partnership,

         CP HOTEL REALTY, LP,
         a Maryland limited partnership,

         EDISON HOTEL ASSOCIATES, LP,
         a New Jersey limited partnership,

         NOVI HOTEL ASSOCIATES, LP,
         a Delaware limited partnership,

         PARK RIDGE HOTEL ASSOCIATES LP,
         a Delaware limited partnership,

         SLT FINANCING PARTNERSHIP,
         a Delaware general partnership,

         SLT HOUSTON BRIAR OAKS, LP,
         a Delaware limited partnership,

         VIRGINIA HOTEL ASSOCIATES, LP,
         a Delaware limited partnership,

         PRUDENTIAL HEI JOINT VENTURE,
         a Georgia general partnership,

         By:      SLT Realty Limited Partnership,
                  a Delaware limited partnership, the general partner of each of the above listed entities

                  By:      Starwood Hotels & Resorts,
                           a Maryland real estate investment trust,
                           its general partner

                           By:  /s/ Ronald C. Brown
                                ______________________________________________
                                Name:  Ronald C. Brown
                                Title: Vice President, Chief Financial Officer
                                       and Chief Accounting Officer

         HEI HOTELS, L.L.C.,
         a Delaware limited liability company,

         SLC CENTRAL PARK SOUTH, LLC,
         a Delaware limited liability company,

         SLC INDIANAPOLIS LLC,
         a Delaware limited liability company,

         STARWOOD MANAGEMENT COMPANY, LLC,
         a Delaware limited liability company,

         By:      SLC Operating Limited Partnership,
                  a Delaware limited partnership, the managing member of each of the above listed entities

                  By:      Starwood Hotels & Resorts
                           Worldwide, Inc., a Maryland corporation, its
                           general partner

                           By:      /s/ Ronald C. Brown
                                    _____________________________________
                                    Name: Ronald C. Brown
                                    Title: Executive Vice President and CFO

         SLC OPERATING LIMITED PARTNERSHIP,
         a Delaware limited partnership,

         By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                  By:      /s/ Ronald C. Brown
                           _____________________________________
                           Name: Ronald C. Brown
                           Title: Executive Vice President and CFO

         MILWAUKEE BROOKFIELD LP,
         a Wisconsin limited partnership,

         By:      SLC Operating Limited Partnership,
                  a Delaware limited partnership, the general partner of each of the above listed entities

                  By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                           By:      /s/ Ronald C. Brown
                                    _____________________________________
                                    Name: Ronald C. Brown
                                    Title: Executive Vice President & CFO

         ITT BROADCASTING CORP.,
         a Delaware corporation


         By:      /s/ Ronald C. Brown
                  _____________________________________
                  Name: Ronald C. Brown
                  Title: Executive Vice President & CFO

         ITT SHERATON CORPORATION,
         a Delaware corporation,

         DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

         GENERAL FIDUCIARY CORPORATION,
         a Massachusetts corporation,

         GLOBAL CONNEXIONS INC.,
         a Delaware corporation,

         ITT SHERATON RESERVATIONS CORPORATION,
         a Delaware corporation,

         MANHATTAN SHERATON CORPORATION,
         a New York corporation,

         SAN DIEGO SHERATON CORPORATION,
         a Delaware corporation,

         SAN FERNANDO SHERATON CORPORATION,
         a Delaware corporation,

         SHERATON 45 PARK CORPORATION,
         a Delaware corporation,

         SHERATON ASIA-PACIFIC CORPORATION,
         a Delaware corporation,

         SHERATON BOSTON CORPORATION
         a Massachusetts corporation,

         SHERATON CALIFORNIA CORPORATION,
         a Delaware corporation,

         SHERATON FLORIDA CORPORATION,
         a Delaware corporation,

         SHERATON HARBOR ISLAND CORPORATION,
         a Delaware corporation,

         SHERATON HARTFORD CORPORATION,
         a Connecticut corporation,

         SHERATON HAWAII HOTELS CORPORATION,
         a Hawaii corporation,

         SHERATON INTERNATIONAL, INC.,
         a Delaware corporation,

         SHERATON INTERNATIONAL DE MEXICO, INC.,
         a Delaware corporation,

         SHERATON MANAGEMENT CORPORATION,
         a Delaware corporation,

         SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

         SHERATON WARSAW CORPORATION,
         a Delaware corporation,

         SHERATON MIAMI CORPORATION,
         a Delaware corporation,

         SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

         SHERATON NEW YORK CORPORATION,
         a New York corporation,

         SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

         SHERATON PEACHTREE CORPORATION,
         a Delaware corporation,

         SHERATON PHOENICIAN CORPORATION,
         a Delaware corporation,

         SHERATON SAVANNAH CORPORATION,
         a Delaware corporation,

         ST. REGIS SHERATON CORPORATION,
         a New York corporation,

         WORLDWIDE FRANCHISE SYSTEMS, INC.,
         a Delaware corporation,

         SHERATON VERMONT CORPORATION,
         a Vermont corporation

         By:      /s/ Ronald C. Brown
                  _______________________________
                  Name: Ronald C. Brown
                  Title: Executive Vice President & CFO

         HUDSON SHERATON CORPORATION LLC,
         a Delaware limited liability company

         By:      ITT SHERATON CORPORATION
                  a Delaware corporation, its managing member

                  By:      /s/ Ronald C. Brown
                           _______________________________
                           Name: Ronald C. Brown
                           Title: Executive Vice President & CFO

         ITT MSG, INC.,
         a Delaware corporation

         By:      /s/ Ronald C. Brown
                  _______________________________
                  Name: Ronald C. Brown
                  Title: Executive Vice President & CFO

         W&S DENVER CORP.,
         a Delaware corporation,

         W&S REALTY CORPORATION OF DELAWARE,
         a Delaware corporation,

         BENJAMIN FRANKLIN HOTEL, INC.,
         a Washington corporation,

         LAUDERDALE HOTEL COMPANY,
         a Delaware corporation,

         WESTIN BAY HOTEL COMPANY,
         a Delaware corporation,

         CINCINNATI PLAZA COMPANY,
         a Delaware corporation,

         SOUTH COAST WESTIN HOTEL COMPANY,
         a Delaware corporation,

         TOWNHOUSE MANAGEMENT INC.,
         a Delaware corporation,

         WVC RANCHO MIRAGE, INC.,
         a Delaware corporation,

         WESTIN ASSET MANAGEMENT COMPANY,
         a Delaware corporation,

         WESTIN HOTEL COMPANY,
         a Delaware corporation,

         W&S ATLANTA CORP.,
         a Delaware corporation,

         By:      /s/ Ronald C. Brown
                  _____________________________
                  Name: Ronald C. Brown
                  Title: Vice President, Chief Financial Officer and Chief
                         Accounting Officer

         WESTIN SEATTLE HOTEL COMPANY,
         a Washington general partnership,

         By:      Benjamin Franklin Hotel, Inc.,
                  its general partner

                  By:      /s/ Ronald C. Brown
                           ___________________________
                           Name: Ronald C. Brown
                           Title: Vice President, Chief Financial Officer and
                                  Chief Accounting Officer

         By:      W&S Realty Corporation of Delaware,
                  its general partner

                  By:      /s/ Ronald C. Brown
                           ___________________________
                           Name: Ronald C. Brown
                           Title: Vice President, Chief Financial Officer and
                                  Chief Accounting Officer

         WESTIN PREMIER, INC.,
         a Delaware corporation,

         WESTIN VACATION MANAGEMENT CORPORATION,
         a Delaware corporation,

         WESTIN VACATION EXCHANGE COMPANY,
         a Delaware corporation

         By:      Starwood Hotels & Resorts Worldwide, Inc.,
                  a Maryland corporation, the sole stockholder of each of the above listed entities

                  By:  /s/ Ronald C. Brown
                   ___________________________________________
                   Name:  Ronald C. Brown
                   Title: Executive Vice President & Chief Financial Officer

         W&S LAUDERDALE CORP.,
         a Delaware corporation,

         W&S SEATTLE CORP.,
         a Delaware corporation,

         By:      SLT Realty Limited Partnership,
                  a Delaware limited partnership, the sole stockholder of each of the above listed entities

         By:      Starwood Hotels & Resorts
                  a Maryland real estate investment trust,
                  its general partner

                  By:  /s/ Ronald C. Brown
                   ___________________________________________
                   Name:  Ronald C. Brown
                   Title: Vice President, Chief Financial Officer,
                          Chief Accounting Officer

         DATA MARKETING ASSOCIATES, INC.,
         a Nevada corporation,

         DATA MARKETING ASSOCIATES EAST, INC.,
         a Florida corporation,

         P.O.C. REALTY, INC.,
         a Colorado corporation,

         THE SUCCESS COMPANIES, INC.,
         a Nevada corporation,

         SUCCESS WEST COMMUNICATIONS, INC.,
         a Nevada corporation,

         VACATION MARKETING SERVICES, INC.,
         a Florida corporation,

         VACATION TITLE SERVICES, INC.,
         a Florida corporation,

         VACATIONWORKS, INC.,
         a Florida corporation,

         VCH COMMUNICATIONS, INC.,
         a Florida corporation,

         VCH CONSULTING, INC.,
         a Florida corporation,

         VCH CONTRACTING, INC.,
         a Florida corporation,

         VCH PORTFOLIO SERVICES, INC.,
         a Florida corporation,

         VCH SALES, INC.,
         a Florida corporation,

         VCH SYSTEMS, INC.,
         a Florida corporation,

         VCH TRADEMARK, INC.,
         a Florida corporation,

         VCM OAKS, INC.,
         a Florida corporation,

         VDI2, INC.,
         a Florida corporation,

         VISTANA ACCEPTANCE CORP.,
         a Florida corporation,

         VISTANA ADMINISTRATION, INC.,
         a Florida corporation,

         VISTANA CAVE CREEK, INC.
         an Arizona corporation,

         VISTANA DEVELOPMENT, INC.,
         a Florida corporation d/b/a
         Vistana Development, Ltd.,

         VISTANA EAST, INC.,
         a Florida corporation,

         VISTANA INTERNATIONAL, INC.,
         a Florida corporation,

         VISTANA MANAGEMENT, INC.,
         a Florida corporation d/b/a
         Vistana Management, Ltd.,

         VISTANA MB MANAGEMENT, INC.,
         a South Carolina corporation,

         VISTANA NJ, INC.,
         a New Jersey corporation,

         VISTANA OP INVESTMENT, INC.,
         a Florida corporation,

         VISTANA PSL, INC.,
         a Florida corporation,

         VISTANA SCOTTSDALE MANAGEMENT, INC.,
         an Arizona corporation,

         VISTANA WEST, INC.,
         a Florida corporation,

         POINTS OF COLORADO, INC.,
         a Colorado corporation,

         VISTANA, INC.,
         a Florida corporation

         By:  /s/ Ronald C. Brown
              ___________________________________________
              Name:  Ronald C. Brown
              Title: Vice President & Assistant Secretary

         SUCCESS OF ARIZONA, L.L.C., an Arizona
         limited liability company,


         SUCCESS OF COLORADO, L.L.C.,
         a Nevada limited liability company,


         FIESTA VACATIONS, L.L.C.,
         an Arizona limited liability company


         By:  Vistana West, Inc., a Florida
              corporation, its Manager

              By:  /s/ Ronald C. Brown
                   ___________________________________________
                   Name:  Ronald C. Brown
                   Title: Vice President & Assistant Secretary

         SUCCESS DEVELOPMENTS, L.L.C.,
         an Arizona limited liability company

         By:      Points of Colorado, Inc., a Colorado
                  corporation, its Manager

                  By:  /s/ Ronald C. Brown
                       ___________________________________________
                       Name:  Ronald C. Brown
                       Title: Vice President & Assistant Secretary

         SUCCESS OF COLORADO REALTY,
         L.L.C., a Nevada limited liability company

         By:      Success of Colorado, L.L.C., a
                  Nevada limited liability company, a member

                  By:      Vistana West, Inc., a Florida
                           corporation, its Manager

                           By:  /s/ Ronald C. Brown
                                ___________________________________________
                                Name:  Ronald C. Brown
                                Title: Vice President & Assistant Secretary

         BANKERS TRUST COMPANY,
         Individually and as Administrative Agent and as Paying Agent


         By:      /s/ Laura S. Burwick
                  _____________________________________
                  Name:  Laura S. Burwick
                  Title: Principal


         THE CHASE MANHATTAN BANK,
         Individually and as Administrative Agent


         By:      /s/ Alan Breindel
                  _____________________________________
                  Name:  Alan Breindel
                  Title: Managing Director


         LEHMAN COMMERCIAL PAPER, INC.,
         Individually and as Syndication Agent


         By:      /s/ G. Andrew Keith
                  _____________________________________
                  Name:  G. Andrew Keith
                  Title: Authorized Signatory


         BANK OF MONTREAL, CHICAGO BRANCH,
         Individually and as Syndication Agent


         By:      /s/ Thomas A. Batterham
                  _____________________________________
                  Name:  Thomas A. Batterham
                  Title: Director

         ARAB BANKING CORPORATION (B.S.C.)


                  /s/ S. Milton
         By:      _____________________________________
                  Name: S. Milton
                  Title: General Manager


         BANCA POPOLARE DI MILANO

                  /s/ Fulvio Montanari
         By:      _____________________________________
                  Name: Fulvio Montanari
                  Title: First Vice President


                  /s/ Patrick F. Dillion
         By:      _____________________________________
                  Name: Patrick F. Dillion
                  Title: Vice President, Chief Credit Officer


         BANKBOSTON, N.A.

                   /s/ Kathleen M. Ahern
         By:      _____________________________________
                  Name: Kathleen M. Ahern
                  Title: Director


         By:      _____________________________________
                  Name:
                  Title:


         BANK OF AMERICA, N.A.

                  /s/ Ansel McDowell
         By:      _____________________________________
                  Name: Ansel McDowell
                  Title: Vice President

         BANK LEUMI USA

                  /s/ Joung Hee Hong
         By:      _____________________________________
                  Name: Joung Hee Hong
                  Title: Vice President


         BANK OF HAWAII

                  /s/ Donna R. Parker
         By:      _____________________________________
                  Name: Donna R. Parker
                  Title: Vice President


         BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                  GROUP, NEW YORK BRANCH

                  /s/ Barry W. Henry
         By:      _____________________________________
                  Name: Barry W. Henry
                  Title: Vice President


         THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                  NEW YORK BRANCH

                  /s/ Jay Wallace
         By:      _____________________________________
                  Name: Jay Wallace
                  Title: EVP


         BANQUE WORMS CAPITAL CORP.

                  /s/ Michele N. Reming
         By:      _____________________________________
                  Name: Michele N. Reming
                  Title: VP & General Counsel

                  /s/ J.F. Marco
         By:      _____________________________________
                  Name: J.F. Marco
                  Title: AVP

         BARCLAYS BANK PLC


         By:      /s/ John Giannone
                  _____________________________________
                  Name:  John Giannone
                  Title: Director



         BEAR STEARNS INVESTMENT PRODUCTS INC.


         By:      /s/ Keith C. Barnard
                  _____________________________________
                  Name:  Keith C. Barnard
                  Title: Senior Managing Director



         CHANG HWA COMMERCIAL BANK, LTD.,
                  NEWYORK BRANCH


         By:      _____________________________________
                  Name:
                  Title:


         CHIAO TUNG BANK CO., LTD.
                  NEW YORK AGENCY

         By:      _____________________________________
                  Name:
                  Title:


         CIBC INC.


         By:      /s/ Paul J. Chakmak
                  _____________________________________
                  Name:  Paul J. Chakmak
                  Title: Managing Director
                         CIBC World Markets Corp., AS AGENT

         CREDIT INDUSTRIEL et COMMERCIAL


         By:      /s/Sean Mounier
                  -------------------------------------
                  Name:  Sean Mounier
                  Title: First Vice President

         By:      /s/ Brian O'Leary
                  -------------------------------------
                  Name:  Brian O'Leary
                  Title: Vice President


         CREDIT LYONNAIS NEW YORK BRANCH


         By:      /s/ Mary P. Daly
                  -------------------------------------
                  Name:  Mary P. Daly
                  Title: Vice President


         CREDIT SUISSE FIRST BOSTON


         By:
                  --------------------------------------
                  Name:
                  Title:


         THE DAI-ICHI KANGYO BANK, LIMITED,
                  NEW YORK BRANCH


         By:      /s/ Chimie T. Pemba
                  -------------------------------------
                  Name:  Chimie T. Pemba
                  Title: Account Officer

         DEUTSCHE BANK AG NEW YORK AND/OR
                  CAYMAN ISLANDS BRANCH


         By:
                  _____________________________________
                  Name:
                  Title:


         By:
                  _____________________________________
                  Name:
                  Title:

         ERSTE BANK DER OESTERREICHISCHEN
                  SPARKASSEN AG


         By:      /s/ Paul Judicke
                  _____________________________________
                  Name:  Paul Judicke
                  Title: Vice President
                         Erste Bank New York Branch

         By:      /s/ John S. Runnion
                  _____________________________________
                  Name:  John S. Runnion
                  Title: First Vice President


         FIRST COMMERCIAL BANK


         By:      /s/ Vincent T.C. Chen
                  _____________________________________
                  Name:  Vincent T.C. Chen
                  Title: Senior Vice President &
                         General Manager


         FIRST HAWAIIAN BANK


         By:      /s/ Jeffrey N. Migashi
                  _____________________________________
                  Name:  Jeffrey N. Migashi
                  Title: Assistant Vice President

         FIRST SECURITY BANK, N.A.


         By:      /s/ David P. Williams
                  _____________________________________
                  Name:  David P. Williams
                  Title: Vice President


         FLEET BANK, N.A.


         By:      /s/ John T. Harrison
                  _____________________________________
                  Name:  John T. Harrison
                  Title: Senior Vice President


         GENERAL ELECTRIC CAPITAL CORPORATION


         By:      /s/ William E. Magee
                  _____________________________________
                  Name:  William E. Magee
                  Title: Duly Authorized Signatory


         GOLDMAN SACHS CREDIT PARTNERS L.P.


         By:      /s/ Robert S. Fanelli
                  _____________________________________
                  Name:  Robert S. Fanelli
                  Title: Authorized Signatory


         GULF INTERNATIONAL BANK B.S.C.

         By:
                  _____________________________________
                  Name:
                  Title:


         HUA NAN COMMERCIAL BANK, LTD.
                  NEW YORK AGENCY


         By:      /s/ Derek Y.P. Chang
                  _____________________________________
                  Name:  Derek Y.P. Chang
                  Title: SVP & General Manager

         INDOSUEZ CAPITAL FUNDING IIA LIMITED
         By:      INDOSUEZ CAPITAL, as Portfolio Manager


         By:      /s/ Melissa Marano
                  _____________________________________
                  Name: Melissa Marano
                  Title: Vice President


         INDOSUEZ CAPITAL FUNDING III LIMITED
         By:      INDOSUEZ CAPITAL, as Portfolio Manager


         By:      /s/ Melissa Marano
                  _____________________________________
                  Name: Melissa Marano
                  Title: Vice President


         THE INDUSTRIAL BANK OF JAPAN, LIMITED
                  NEW YORK BRANCH


         By:      /s/ William Kennedy
                  _____________________________________
                  Name: William Kennedy
                  Title: Senior Vice President


         KZH CNC LLC


         By:      /s/ Peter Chin
                  _____________________________________
                  Name: Peter Chin
                  Title: Authorized Agent


         LAND BANK OF TAIWAN,
                  LOS ANGELES BRANCH


         By:      /s/ Mayer Chen
                  _____________________________________
                  Name: Mayer Chen
                  Title: SVP & General Manager

         MELLON BANK, N.A., solely in its capacity as Trustee for the GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity


         By:      _____________________________________
                  Name:
                  Title:


         THE MITSUBISHI TRUST & BANKING CORPORATION


         By:      /s/ Toshihiro Hayashi
                  _____________________________________
                  Name: Toshihiro Hayashi
                  Title: Senior Vice President


         PARIBAS


         By:      /s/ John W. Kopcha
                  _____________________________________
                  Name: John W. Kopcha
                  Title: Director


         By:      /s/ Sean T. Conlon
                  _____________________________________
                  Name: Sean T. Conlon
                  Title: Managing Director


         THE ROYAL BANK OF SCOTLAND, PLC


         By:      _____________________________________
                  Name:
                  Title:


         SAN PAOLO IMI S.P.A.


         By:      /s/ Carlo Persico  /s/ Robert Wurster
                  _____________________________________
                  Name: Carlo Persico    Robert Wurster
                  Title: DGM             1st V.P.

         SEQUILS I, LTD.
         By:      TCW Advisors, Inc. as its Collateral Manager


         By:      /s/ Mark L. Gold
                  _____________________________________
                  Name: Mark L. Gold
                  Title: Managing Director


         By:      /s/ Richard F. Kurth
                  _____________________________________
                  Name: Richard F. Kurth
                  Title: Vice President


         SOCIETE GENERALE, SOUTHWEST AGENCY


         By:      /s/ Huvishka Ali
                  _____________________________________
                  Name: Huvishka Ali
                  Title: Vice President


         SOUTHERN PACIFIC BANK

         By:      /s/ Mun Young Kim
                  _____________________________________
                  Name: Mun Young Kim
                  Title: Vice President


         THE SUMITOMO BANK, LIMITED,
                  NEW YORK BRANCH


         By:      /s/ Suresh S. Tata
                  _____________________________________
                  Name: Suresh S. Tata
                  Title: Senior Vice President

         SYNDICATED LOAN FUNDING TRUST
         By:      Lehman Commercial Paper Inc., not in its
                  individual capacity, but solely as Asset Manager


         By:      /s/ G. Andrew Keith
                  -------------------------------------
                  Name:  G. Andrew Keith
                  Title: Authorized Signatory


         UNICREDITO ITALIANO


         By:      /s/ Gianfranco Bisagni
                  -------------------------------------
                  Name:  Gianfranco Bisagni
                  Title: First Vice President


         By:      /s/ Saiyed A. Abbas
                  -------------------------------------
                  Name:  Saiyed A. Abbas
                  Title: Vice President


         VAN KAMPEN SENIOR FLOATING RATE FUND
         By:      Van Kampen Investment Advisory Corp.


         By:      /s/ Darvin D. Pierce
                  -------------------------------------
                  Name:  Darvin D. Pierce
                  Title: Vice President


         VAN KAMPEN PRIME RATE INCOME TRUST
         By:      Van Kampen Investment Advisory Corp.


         By:      /s/ Darvin D. Pierce
                  -------------------------------------
                  Name:  Darvin D. Pierce
                  Title: Vice President

         VAN KAMPEN CLO I, LIMITED
         By:      VAN KAMPEN MANAGEMENT INC.,
                  as Collateral Manager


         By:      /s/ Darvin D. Pierce
                  _____________________________________
                  Name:  Darvin D. Pierce
                  Title: Vice President


         VAN KAMPEN SENIOR INCOME TRUST
         By:      Van Kampen Investment Advisory Corp.


         By:      /s/ Darvin D. Pierce
                  _____________________________________
                  Name:  Darvin D. Pierce
                  Title: Vice President


         WACHOVIA BANK, N.A.


         By:      /s/ C. Reid Harden
                  _____________________________________
                  Name:  C. Reid Harden
                  Title: Vice President


         WESTDEUTSCHE LANDESBANK GIROZENTRALE


         By:      /s/ Frank A. Anderson
                  _____________________________________
                  Name:  Frank A. Anderson
                  Title: Director


         By:      /s/ Andrew B. Stein
                  _____________________________________
                  Name:  Andrew B. Stein
                  Title: Managing Director

         SENIOR DEBT PORTFOLIO
         By:      Boston Management and Research,
                  as Investment Advisor

         By:      _____________________________________
                  Name:
                  Title:


         OXFORD STRATEGIC INCOME FUND
         By:      EATON VANCE MANAGEMENT,
                  as Investment Advisor


         By:      _____________________________________
                  Name:
                  Title:


         EATON VANCE SENIOR INCOME TRUST
         By:      EATON VANCE MANAGEMENT,
                  as Investment Advisor


         By:      _____________________________________
                  Name:
                  Title:


         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
         By:      EATON VANCE MANAGEMENT,
                  as Investment Advisor


         By:      _____________________________________
                  Name:
                  Title:

                                     ANNEX I
           Excerpts of Financial Covenants under the CIGA Bridge Loan

(1) So long as any CIGA Commitment is in force or any moneys or obligations of the CIGA Borrower are outstanding under the CIGA Bridge Loan, the CIGA Borrower undertakes that its Financial Indebtedness, plus the Financial Indebtedness of the CIGA Group, will not exceed 4.50 (four and a half) times the consolidated EBITDA of the CIGA Group for each prior 12 calendar month period occurring after July 1, 2000;

(2) The CIGA Borrower also undertakes that, during the term of the CIGA Bridge Loan, CIGA will maintain a Tangible Net Worth of at least EUR 465,000,000 (four hundred and sixty five Million Euros);

(3) The CIGA Borrower also undertakes that, during the term of the CIGA Bridge Loan, the amount of Indebtedness of the CIGA Group secured by an Encumbrance on assets will represent no more than 35% of the total combined Financial Indebtedness (including the CIGA Bridge Loan) of the CIGA Borrower and the CIGA Group, it being understood that no such Encumbrance shall be created to secure financing that would not be directly applied to the purchase or the improvement of the owned property of the CIGA Group; and

(4) So long as any CIGA Commitment is in force or any moneys or obligations are outstanding under the CIGA Bridge Loan, the Guarantors undertake to comply with the financial covenants set forth in Section 9.08 (Combined Interest Coverage Ratio), Section 9.09 (Maximum Combined Leverage Ratio), Section 9.10 (Combined Adjusted Interest Coverage Ratio), and
         Section 9.23 (Unencumbered EBITDA Ratio) of the Credit Agreement, in each case, as the same may be amended or modified from time to time.

As used in this ANNEX I only, the following terms shall have the following meanings:

"CIGA COMMITMENT" means the commitment of each CIGA Lender to make available, through the Facility Agent, the Facility Amount on the terms and conditions of the CIGA Bridge Loan.

"CIGA GROUP" means CIGA and its Subsidiaries.

"CIGA GUARANTORS" means, collectively, Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts.

"EBITDA" means Earnings Before Interest, Income Taxes, Depreciation and Amortization, excluding any extraordinary item and calculated in accordance with U.S. GAAP; provided that EBITDA shall be computed on a pro-forma basis to exclude the EBITDA actually derived during the computation period from assets of the CIGA Group sold or otherwise disposed of.

"ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, title, retention or other security interest of any kind other than liens arising by operation of law.

"FACILITY AGENT" means Credit Lyonnais SA, a societe anonyme, duly organized under the laws of France.

"FACILITY AMOUNT" means the total amount of Euros that the CIGA Lenders, through the Facility Agent, will make available to the CIGA Borrower for drawdown according to the terms and conditions of the CIGA Bridge Loan.

"FINANCIAL INDEBTEDNESS" means indebtedness incurred in respect of:

(a) money borrowed or raised (excluding money raised by way of the issue of equity share capital);

(b) any bond, bill of exchange, note, loan stock, debenture, commercial paper or similar security or instrument;

(c) acceptance, documentary credit or guarantee facilities;

(d) deferred payments for assets or services acquired (excluding any such liability in respect of normal trade credit), for a period not exceeding twelve months;

(e) rental payments under finance leases;

(f) payments under hire purchase contracts;

(g) factored debts, to the extent that there is recourse;

(h) guarantees, bonds, standby letters of credit or other instruments issued in connection with the performance of contracts;

(i) guarantees, indemnities or other assurances against financial loss in respect of indebtedness of any person falling within any of paragraphs (a) to
(h) inclusive above, excluding any mortgages securing medium and long term loans already included in this definition; and

(j) amounts raised or obligations incurred under any other transaction having the commercial effect of any of the above.

"INDEBTEDNESS" means any obligation for the payment or repayment of money, whether present or future, actual or contingent, sole or joint.

"STARWOOD GROUP" means Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts and their Subsidiaries.

"TANGIBLE NET WORTH" means the shareholders' equity composed of: (i) share capital; (ii) share premium reserves; (iii) retained earnings or deficit; (iv) income of the year, decreased by (a) the intangible assets and (b) the amount of intercompany loans made by the CIGA Borrower or any company of the CIGA Group to any company of the Starwood Group that is not the CIGA Borrower or a company of the CIGA Group; provided that for the purpose of clause (b) above, the calculation of intercompany loans will be the amount of intercompany loans made after the date of the CIGA Bridge Loan in excess of EUR 45,000,000 (forty-five million Euros). In addition, any intercompany loans made by the CIGA Borrower to any Subsidiary of the Starwood Group from the proceeds of the CIGA Bridge Loan will not impact this calculation.


                                 Annex I, page 2

                                    ANNEX II

                          FORM OF ASSUMPTION AGREEMENT

                                                               Date: ___________

                  Reference is made to the Credit Agreement described in Item 2 of Annex II-A hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex II-A hereto, terms defined in the Credit Agreement are used herein as therein defined. Each of Starwood Hotels & Resorts, a Maryland real estate investment trust ("Starwood REIT"), SLT Realty Limited Partnership, a Delaware limited partnership ("SLT RLP"), Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation") and ITT Corporation, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Starwood Entities") and _______________________ (the "New Lender") hereby agree as follows:

                  1. In accordance with the terms of the Credit Agreement (and the Tenth Amendment thereto) the New Lender hereby acknowledges and agrees that it hereby makes a New Tranche II Term Loan Commitment (as defined in the Tenth Amendment) in the amount specified in Item 4 of Annex II-A hereto. The New Lender further agrees to make Tranche II Term Loans (which shall constitute New Tranche II Term Loans) pursuant to its New Commitment (as defined in the Tenth Amendment) in accordance with the requirements of the Credit Agreement and the Tenth Amendment.

                  2. As more fully provided in Section 7 of the Tenth Amendment, the New Lender hereby acknowledges and agrees that, to the extent provided in said Section 7, various repayments of outstanding Tranche II Term Loans shall be allocated to the Existing Tranche II Term Loans and not to the New Tranche II Term Loans. The New Lender is aware that Section 7 of the Tenth Amendment provides certain overriding provisions with respect to the Existing Tranche II Term Loans and the New Tranche II Term Loans, and is familiar with the terms thereof. Furthermore, the New Lender agrees to keep records of its outstanding New Tranche II Term Loans as opposed to the outstanding principal of its Existing Tranche II Term Loans, if any, and agrees that if it makes any assignment or participation of any Tranche II Term Loans it shall clearly provide in the relevant documentation whether (and to what extent) the assignment is of Existing Tranche II Term Loans and/or New Tranche II Term Loans and shall inform the assignee or participant, as the case may be, of the provisions of Section 7 of the Tenth Amendment.

                  3. The New Lender acknowledges and agrees that no Agent and no other Lender (i) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Parent Companies or any of their Subsidiaries or the performance or observance by the Parent Companies or any of their Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto or (ii) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit

Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  4. The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee as defined in the Credit Agreement; (iv) appoints and authorizes the Administrative Agents and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agents and the Collateral Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender; [and (vi) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement.(1)

                  5. Following the execution of this Assumption Agreement by the Starwood Entities and the New Lender, an executed original hereof (together with all attachments) will be delivered to the Paying Agent. The effective date of this Assumption Agreement shall be the date of execution hereof by the Starwood Entities and the New Lender, the receipt of the consent of the Paying Agent. the receipt by the Paying Agent of the administrative fee referred to in Section 13.04(b) of the Credit Agreement and the recordation of the assignment effected hereby on the Register by the Paying Agent as provided in Section 13.15 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex II-A hereto (the "New Commitment Effective Date").

                  6. Upon the delivery of a fully executed original hereof to the Paying Agent, as of the New Commitment Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents.

                  7. It is agreed that the New Lender shall be entitled to (x) interest on the Loans made by it and (y) Commitment Commission (if applicable) on the New Lender's participation in all Letters of Credit, in each case at the rates specified in the Credit Agreement, for periods after such extensions of credit are made by such New Lender pursuant to this Assumption Agreement and the terms of the Credit Agreement..


-----------------------
(1) Include if the New Lender is organized under the laws of a jurisdiction outside of the United States.

                                Annex II, page 2

                  8. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.








                                Annex II, page 3

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assumption Agreement, as of the date first above written, such execution also being made on Annex II-A hereto.

  Accepted this ____ day

  of __________, 19__

                                    STARWOOD HOTELS & RESORTS,
                                    a Maryland real estate investment trust



                                    By:_______________________________
                                       Name:
                                      Title:


                                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation



                                    By:_______________________________
                                       Name:
                                      Title:

                                    SLT REALTY LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:  Starwood Hotels & Resorts, a Maryland
                                         real estate investment trust, its
                                         general partner



                                    By:_______________________________
                                         Name:
                                         Title:

                                    ITT CORPORATION, a Nevada corporation



                                    By:_______________________________
                                         Name:
                                         Title:


                                Annex II, page 4

                              [NAME OF NEW LENDER],

                                       as a New Lender


                                       By_____________________________

                                         Title:


Acknowledged and Agreed as of _________ ___, 19__:


BANKERS TRUST COMPANY,
    as Paying Agent

By__________________________
    Title:



                                Annex II, page 5

                       ANNEX II-A FOR ASSUMPTION AGREEMENT


1.       Borrowers:                 Starwood Hotels & Resorts Worldwide, Inc.
                                    ITT Corporation


2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of February 23, 1998, among Starwood Hotels & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., ITT Corporation (as successor in interest to Chess Acquisition Corp.), each Alternate Currency Revolving Loan Borrower from time to time party thereto, the Lenders from time to time party thereto, Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents, as amended, modified or supplemented to the date hereof.

3.       Date of Assumption Agreement:

4. Amounts of Tranche II Term Loans as of date of item #3 above (other extensions of credit, including pursuant to the Revolving Loan Commitments, may also be outstanding under the Credit Agreement):



Tranche II Term Loans

i. Aggregate Outstanding         $__________
Principal  Amount for all
Lenders (before giving effect
to New Commitment Effective
Date)

ii. New Tranche II Term Loan     $__________
Commitment of  New Lender




                                Annex II, page 6

5.       New Commitment Effective Date:


6.       Notice:

                  NEW LENDER:

                            ---------------------

                            ---------------------

                            ---------------------

                            ---------------------

                            Attention:

                            Telephone:

                            Telecopier:

                            Reference:


                  Payment Instructions:


                     NEW LENDER:

                            ---------------------

                            ---------------------

                            ---------------------

                            ---------------------

                            Attention:

                            Reference:




                                Annex II, page 7

Accepted and Agreed:

[NAME OF NEW LENDER]
By                                          STARWOOD HOTELS & RESORTS,
  ----------------------------------        a Maryland real estate investment
                                            trust


                                            By:_______________________________
                                               Name:
                                              Title:


                                            STARWOOD HOTELS & RESORTS WORLDWIDE,
                                            INC., a Maryland corporation


                                            By:_______________________________
                                               Name:
                                              Title:

                                            SLT REALTY LIMITED PARTNERSHIP,
                                            a Delaware limited partnership

                                            By:  Starwood Hotels & Resorts, a
                                                 Maryland real estate investment
                                                 trust, its general partner


                                            By:_______________________________
                                                 Name:
                                                 Title:

                                            ITT CORPORATION, a Nevada
                                            corporation


                                            By:_______________________________
                                               Name:
                                              Title:





                                Annex II, page 8